Supplement, dated April 1, 2008, to the Prospectuses

for each of the following Seligman Mutual Funds:

Prospectuses, each dated February 1, 2008, for

Seligman Core Fixed Income Fund, Inc., Seligman Municipal Fund Series, Inc.,

Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc.,

Seligman Pennsylvania Municipal Fund Series, and

Seligman TargetHorizon ETF Portfolios, Inc.

Prospectuses, each dated March 1, 2008, for

Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

Prospectus, dated April 2, 2007, for

Seligman LaSalle Real Estate Fund Series, Inc.

Prospectuses, each dated May 1, 2007, for

Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc.

Seligman Common Stock Fund, Inc.,

Seligman Growth Fund, Inc., Seligman High Income Fund Series,

Seligman Income and Growth Fund, Inc., Seligman Asset Allocation Series, Inc.,

and Seligman Value Fund Series, Inc.

(collectively, the “Funds”)

The following changes are effective May 1, 2008.

The Funds are eliminating the required $1,000 minimum initial investment per Fund; however, a Fund shareholder, subject to certain exceptions, must achieve and maintain a $1,000 balance in the Fund within one year, as further described below. Accounts utilizing the Invest-A-Check service will continue to be subject to the required periodic investment minimums described in the Funds’ prospectuses. In connection with such changes, the following amendments are hereby made to the Funds’ prospectuses.

The first bullet of the third paragraph under the section “Opening Your Account” is hereby superseded and replaced as follows (the lead-in sentence is repeated below for your convenience):

The required minimum initial investments per Fund are:

•	Regular (non-retirement) accounts: None (but certain Fund accounts are subject to a $1,000 minimum Fund account balance; for details, see “Important Policies That May Affect Your Account” below)

The sixth bullet under the section “Important Policies That May Affect Your Account” is hereby superseded and replaced in its entirety with the following (the lead-in sentence is repeated below for your convenience):

To protect you and other shareholders, the Fund reserves the right to:

•

Close your Fund account if its value is below $1,000, provided, however, that this policy does not apply to direct accounts held at SDC that are retirement accounts (i.e., IRAs), unclaimed property accounts and Fund shareholder accounts in the process of automatic conversion from the Fund’s Class B shares to Class A shares that aggregate to more than $1,000. The Fund will notify you in writing at least 30 days before closing your Fund account and anticipates permitting shareholders owning Fund shares directly with SDC a period of one year to reach the $1,000 Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for their policies relating to minimum investment requirements (which could be different from the Fund’s requirements);